[LOGO]
The Korea Fund, Inc.                            345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

                                                                 August 12, 1998
To the Stockholders:

     The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") is to be held at 11:00 a.m., Eastern time, on Wednesday, October 14, 1998, at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                            /s/Juris Padegs
Nicholas Bratt                               Juris Padegs
President                                    Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                              THE KOREA FUND, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 14, 1998 at 11:00 a.m., Eastern time, for the following purposes:

              (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2) To ratify or reject the action taken by the Board of Directors
     in  selecting   PricewaterhouseCoopers   LLP  as  the  Fund's   independent
     accountants for the fiscal year ending June 30, 1999.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 3, 1998 are entitled to vote at the meeting or any adjournments thereof.


                                  By order of the Board of Directors,
                                  Thomas F. McDonough, Secretary

August 12, 1998

IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 14, 1998 at 11:00 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 12, 1998 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on August 3, 1998 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 49,999,999 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 1997 and a copy of the semi-annual report for the six-month period ended December 31, 1997, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class I) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class I
-------

Nominees to serve until 2001 Annual Meeting of Stockholders:

                          Present Office with the Fund, if any;                   Shares
                                 Principal Occupation or         Year First    Beneficially        Percent
                               Employment and Directorships       Became a         Owned             of
        Name (Age)              in Publicly Held Companies        Director    June 30, 1998 (1)     Class
        ----------              --------------------------        --------    -----------------     -----

Juris Padegs (66)*+      Chairman of the Board; Advisory            1991           2,140            less than
                         Managing Director of Scudder Kemper                                        1/4 of 1%
                         Investments,  Inc. Mr. Padegs serves
                         on the board of one additional
                         fund managed by Scudder Kemper.

Chang-Hee Kim (61)*      Vice Chairman; President and Chief         1990            --              --
                         Executive Officer, Daewoo Securities
                         Co., Ltd. (1984-present);  President,
                         Securities Market  Stabilization  Fund
                         (1990-present);  Vice Chairman, Korea
                         Securities  Dealers  Association
                         (1990-present);  and Vice   Chairman,
                         Korea   Listed   Companies   Association
                         (1993-present).

Hugh T. Patrick (68)     R.D. Calkins  Professor of International   1995            17,541          less than
                         Business,  Graduate  School of Business,                                   1/4 of 1%
                         Columbia University; Director, Center on
                         Japanese Economy and Business,  Columbia
                         University;   Co-Director,   APEC  Study
                         Center,    Columbia   University;    and
                         Director,  Japan  Society.  Mr.  Patrick
                         currently  serves  on the  board  of one
                         additional   fund   managed  by  Scudder
                         Kemper.



Information Concerning Continuing Directors

     The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Classes II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II
--------

Directors serving until 1999 Annual Meeting of Stockholders:

                          Present Office with the Fund, if any;                       Shares
                                 Principal Occupation or              Year First    Beneficially        Percent
                               Employment and Directorships           Became a         Owned             of
        Name (Age)              in Publicly Held Companies            Director    June 30, 1998 (1)     Class
        ----------              --------------------------            --------    -----------------     -----

Robert J. Callander (67)  Director,  ARAMARK  Corporation,  Barnes       1996          2,500             less than
                          Group,  Inc., and Omnicom  Group,  Inc.;                                       1/4 of 1%
                          Member,  Council on  Foreign  Relations;
                          Managing  Director,  Metropolitan  Opera
                          Association;  Trustee,  Drew University;
                          and Visiting Professor/Executive-in-Resi
                          dence,    Columbia    Business   School,
                          Columbia   University.   Mr.   Callander
                          serves on the  boards of  certain  other
                          funds managed by Scudder Kemper.

William H. Gleystten,     Consultant;   Guest  Scholar,  Brookings        1984          1,006            less than
     Jr. (72)             Institution;    President,   The   Japan                                       1/4 of 1%
                          Society,    Inc.   (until   1996).   Mr.
                          Gleysteen   serves  on  the   boards  of
                          certain  other funds  managed by Scudder
                          Kemper.

 Tai Ho Lee (75)          Chairman, Imjung Research Institute             1984           --              --
                          (1992-present).


Class III
---------

Directors serving until 2000 Annual Meeting of Stockholders:

                          Present Office with the Fund, if any;                       Shares
                                 Principal Occupation or              Year First    Beneficially        Percent
                               Employment and Directorships           Became a         Owned             of
        Name (Age)              in Publicly Held Companies            Director    June 30, 1998 (1)     Class
        ----------              --------------------------            --------    -----------------     -----



Sang C. Lee (57)          President and Chief  Executive  Officer,      1988            --               --
                          Spectron  Corporation  of America,  LLC,
                          (technology   company)   (1994-present);
                          Chairman,    International   Cooperative
                          Ventures,   Inc.,  (consulting  company)
                          (1992-present);  Chairman of the Boards,
                          Markwood,  Inc. and Hub City,  Inc.; and
                          President,    Hyundai   Plasma   Display
                          Division of Hyundai  Electronics America
                          (1996-1997).


Wilson Nolen (71)+        Consultant;       Trustee,      Cultural      1984          35,964 (2)         less than
                          Institutions  Retirement Fund, Inc., New                                       1/4 of 1%
                          York Botanical Garden,  Skowhegan School
                          of Painting and Sculpture; and Director,
                          Ecohealth,  Inc. (biotechnology company)
                          (until  1996).  Mr.  Nolen serves on the
                          boards of certain other funds managed by
                          Scudder Kemper.

All Directors and Officers as a group                                                 52,401 (3)         less than
                                                                                                         1/4 of 1%

--------------------------

* Directors considered by the Fund and its counsel to be "interested persons" [which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")] of the Fund or of the Fund's investment manager or Korean adviser. Mr. Padegs is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because he is an Officer of the Fund or both. Mr. Kim is deemed to be an interested person because of his affiliation with the Fund's Korean adviser, Daewoo Capital Management Co., Ltd., which is a wholly owned subsidiary of Daewoo Securities Co., Ltd., or because he is an Officer of the Fund or both.

+ Messrs. Nolen and Padegs are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Mr. Nolen's total includes 26,948 shares held with sole investment and voting power and 9,016 shares held in trust for his benefit.

(3) Of which 18,389 shares are held with sole investment and voting power and 34,012 shares are held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers, directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended June 30, 1998, all filing requirements applicable to its Reporting Persons were complied with.

     To the best of the Fund's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of the Fund's outstanding shares.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met seven times during the fiscal year ended June 30, 1998. Each Director who intends to continue to serve in such capacity attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Chang-Hee Kim who attended 43% of the meetings of the Board of Directors and related committees on which he serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee, consisting of Messrs. Callander, Gleysteen, Sang C. Lee, Tai Ho Lee, Nolen and Patrick, the Directors who are not interested persons of the Fund, of Scudder Kemper, or of Daewoo Capital Management Co., Ltd. ("Noninterested Directors"), as defined in the 1940 Act. The Audit Committee met on October 21, 1997. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of all the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on April 28, 1998 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Padegs and Kim, who are Directors and Officers of the Fund, the following persons are Executive Officers of the Fund:


                                            Present Office with the Fund;                Year First Became
          Name (Age)                    Principal Occupation or Employment (1)            an Officer (2)
          ----------                    --------------------------------------            --------------
 Nicholas Bratt (50)           President; Managing Director of Scudder Kemper                  1984
                               Investments, Inc.

 James DiBiase (38)            Assistant Treasurer; Senior Vice President of Scudder           1998
                               Kemper Investments, Inc.

 Bruce H. Goldfarb (33)        Vice President and Assistant Secretary; Senior Vice             1997
                               President of Scudder Kemper Investments, Inc. since
                               February 1997;  previously practiced law with the
                               law firm of Cravath, Swaine & Moore.

 Judith A. Hannaway (43)       Vice President; Vice President of Scudder Kemper                1997
                               Investments, Inc. since February 1995; previously a
                               Senior Vice President in the Investment Banking Group
                               of Kidder Peabody & Company.

 Jerard K. Hartman (65)        Vice President; Managing Director of Scudder Kemper             1986
                               Investments, Inc.

 John R. Hebble (40)           Treasurer; Senior Vice President of Scudder Kemper              1998
                               Investments, Inc.

 Kun-Ho Hwang (47)             Vice President; Managing Director; International                1984
                               Division of Daewoo Securities Co., Ltd.

 Young H. Kim (42)             Vice President; President of Daewoo                             1995
                               Securities (America) Inc.

 John J. Lee (40)              Vice President; Senior Vice President of Scudder Kemper         1994
                               Investments, Inc.

 Thomas F. McDonough (51)      Vice President and Secretary; Senior Vice President of          1984
                               Scudder Kemper Investments, Inc.

 Dong Wook Park (51)           Vice President; Director of Daewoo Capital Management           1986
                               Co., Ltd.

 Caroline Pearson (36)         Assistant Secretary; Senior Vice President of Scudder           1998
                               Kemper Investments, Inc. since September 1997;
                               previously practiced law with the law firm of Dechert
                               Price & Rhoads.

 Kathryn L. Quirk (45)         Vice President and Assistant Secretary; Managing                1991
                               Director of Scudder Kemper Investments, Inc.

(1) Unless otherwise stated, all the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other Officers hold offices in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper or Daewoo Capital Management Co., Ltd. ("Daewoo") was $105,805, including expenses, during the fiscal year ended June 30, 1998. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors' and committee meetings.

     Daewoo, which acts as Korean Adviser, pays the compensation and certain expenses of the personnel of Daewoo who serve as Directors or Officers of the Fund. The Fund will make no direct payments other than for reimbursement of travel expenses for one director, officer or employee of Daewoo or any of its affiliates who is not a resident in the United States and travel expenses of any other director, officer or employee of Daewoo or any of its affiliates who is a resident in the United States, in connection with the attendance at Board of Directors and committee meetings.

     The following Compensation Table provides, in tabular form, the following data:

Column (1): All Directors who receive compensation from the Fund.

Column (2): Aggregate compensation received by a Director from the Fund and Scudder.

Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Fund does not pay its Directors such benefits.

Column (5): Total compensation received by a Director from the Fund, Scudder, plus compensation received from all funds for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5).

                                   Compensation Table
                          for the year ended December 31, 1997

 ----------------------------------------------------------------------------------------------------------------
          (1)                      (2)                     (3)              (4)                  (5)
                                                                                         Aggregate Compensaton
                                Aggregate                                  Annual      as a Director/Trustee of
                               Compensation                              Estimated       the Fund and Other
                        as a Director of the Fund       Pension or         Annual                Funds
                                                   Retirement Benefits    Benefits
     Name of Person,      Paid by      Paid by      Accrued As Part of      Upon      Paid by       Paid by
        Position           Fund        Scudder**      Fund Expenses      Retirement    Funds       Scudder**
  ----------------------------------------------------------------------------------------------------------------
 Robert J. Callander,     $15,250         $1,500           N/A              N/A        $52,284        $4,500
 Director                                                                              (4 funds)

 William H. Gleysteen,    $15,250         $1,500         $2,400+          $3,000+      $136,150      $19,850
 Jr., Director                                                                         (14 funds*)

 Sang C. Lee,             $14,500         $1,500           N/A              N/A        $14,500        $1,500
 Director                                                                              (1 fund)

 Tai Ho Lee,              $11,650           $750           N/A              N/A        $11,650          $750
 Director                                                                              (1 fund)

 Wilson Nolen,            $15,500         $1,500           N/A              N/A        $189,548      $25,300
 Director                                                                              (21 funds*)

 Hugh T. Patrick,         $15,500             $0           N/A              N/A        $27,750            $0
 Director                                                                              (2 funds)

 Robert W. Lear,               $0             $0           N/A              N/A        $14,121        $1,650
 Emeritus Founding                                                                     (7 funds)
 Director#

 Sidney M. Robbins,        $6,000             $0           N/A              N/A        $6,000             $0
 Emeritus Founding                                                                     (1 fund)
 Director#
 ----------------------------------------------------------------------------------------------------------------

* This does not include membership on the Boards of funds which commenced operations in 1998.

** During 1997 Scudder, Stevens & Clark, Inc. ("Scudder") voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Scudder and Zurich Insurance Company, which was consummated on December 31, 1997.

+    Retirement   benefits  accrued  and  proposed  to  be  paid  as  additional compensation for serving on the Board of the Japan Fund, Inc.

# An emeritus founding director's compensation is determined by the Board of Directors in accordance with the By-Laws of the Fund. Mr. Robbins, as Emeritus Founding Director, receives an annual fee of $6,000. Mr. Lear became an Emeritus Founding Director effective October 7, 1996 and receives no additional compensation from the Fund.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

     (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held July 22, 1998, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 1999. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP merged to become PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended June 30, 1998 were audited by PricewaterhouseCoopers LLP.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Investment Manager

     Scudder Kemper Investments, Inc. (the "Investment Manager") is a Delaware corporation. Rolf Hueppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director and Marcus Rohrbasser* is a Director of the Investment Manager. The principal occupation of each of Edmond
D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Hueppi, Laurence Cheng and Marcus Rohrbasser is serving as an officer of Zurich Insurance Company ("Zurich").

------------------------
*   Mythenquai 2, Zurich, Switzerland
#   345 Park Avenue, New York, New York

    The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

    In connection with a transaction effective December 31, 1997, pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash and the businesses of Scudder and Zurich's subsidiary, Zurich Kemper Investments, Inc., were combined to form Scudder Kemper, Mr. Padegs sold 92.6% of his holdings in Scudder to Zurich for cash. Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by the Management Representatives.

Korean Adviser

     The Korean Adviser, an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in February 1988 under the laws of the Republic of Korea. The Korean Adviser is wholly owned by Daewoo Securities Co., Ltd., Daewoo Securities Building, 34-3 Youido-dong, Yongdung po-gu, Seoul, Korea, the largest Korean securities firm in terms of paid-in capital and revenues in 1996 and an underwriter in the Fund's first four public offerings. Daewoo Securities Co., Ltd. is affiliated with Daewoo Corporation, a conglomerate headquartered in Seoul, Korea. Daewoo Corporation and certain affiliates of Daewoo Corporation own approximately 17.3% of Daewoo Securities Co., Ltd.

     The Korean Adviser has the following Board of Directors:


      Name and Position
   with the Korean Adviser             Principal Occupation                        Address
   -----------------------             --------------------                        -------

      Segeun Lee                       President and Chief Executive    Hyundai APT 17-805
      Executive Vice                   Officer,                         Myungil-Dong, Kangdong-Gu
      President                        Daewoo Capital                   Seoul, Korea
                                       Management Co., Ltd.

      Ki-Ho Ohm                        Auditor,                         Sinsigagi APT 327-301
      Auditor                          Daewoo Capital                   Mok-Dong Yangchon-Gu
                                       Management Co., Ltd.             Seoul, Korea

      Dong-Wook Park                   Executive Director               Jeongbal-Maeul APT 707-203
                                                                        Madu-Dong, Koyang City
                                                                        Kyungki Province, Korea

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds advised by Scudder Kemper, although it may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. Allocation of portfolio transactions will be supervised by Scudder Kemper.

     During the fiscal year ended June 30, 1998, Daewoo Securities Co., Ltd. ("Daewoo Securities"), with respect to portfolio transactions for the Fund, was paid $29,218, which amounted to 5.32% of total brokerage commissions paid. The Fund's Korean Adviser is a subsidiary of Daewoo Securities.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by October 14, 1998, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1999 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder Kemper Investments, Inc., at 345 Park Avenue, New York, New York 10154, not later than April 14, 1999.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

August 12, 1998

PROXY                          THE KOREA FUND, INC.                        PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders--October 14, 1998

     The undersigned hereby appoints Juris Padegs, Chang-Hee Kim and Hugh T. Patrick and each of them, the proxies for the undersigned, with the power of substitution to each of them, to vote all shares of The Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 14, 1998 at 11:00 a.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.


1.   The election of Directors:

     FOR all nominees listed below                     WITHHOLD AUTHORITY
     (except as marked to the contrary below) /__/     to vote for all nominees listed below /__/

     Nominees: Class I: Juris Padegs, Chang-Hee Kim and Hugh T. Patrick

     (INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     -----------------------------------------------------------------

2.   Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants:  FOR /__/  AGAINST /__/   ABSTAIN /__/



     The Proxies are authorized to vote upon such other business as may properly come before the Meeting.

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /__/

              PLEASE SIGN AND RETURN PROMTPLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED

Please sign exactly  as your name or names  appear.              Signature:                    Date:
When  signing  as  attorney,  executor, administrator, trust-              ------------------       ------------------
ee or guardian, please give your full title as such.             Signature:                    Date:
                                                                           -------------------      ------------------